                                                                   Exhibit 10.18

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                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                             CREDITRUST SPV98-2, LLC




                           ---------------------------

                          Dated as of December 29, 1998

                           ---------------------------



 THE UNITS OF LLC INTEREST DESCRIBED IN THIS AGREEMENT HAVE NOT BEEN REGISTERED
   UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR UNDER THE SECURITIES LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION (THE "STATE
    ACTS"). CONSEQUENTLY, UNITS IN THE COMPANY MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE
    WITH THE PROVISIONS OF THE 1933 ACT, THE STATE ACTS AND THIS AGREEMENT.





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

================================================================================

                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                             CREDITRUST SPV98-2, LLC

================================================================================


         THIS LIMITED LIABILITY COMPANY AGREEMENT (this "Agreement"), dated as of December 29, 1998, is made and executed by CREDITRUST CORPORATION, a Maryland corporation ("Creditrust"), and GSS HOLDINGS II, INC., a Delaware corporation ("Global"), as members (the "Members").


                             PRELIMINARY STATEMENTS:

         The Members have caused Creditrust SPV98-2, LLC (the "Company") to be formed as a limited liability company under the laws of the State of Delaware for the purposes set forth herein. The Members now desire to enter into this Agreement in order to establish the manner in which the business and affairs of the Company shall be managed and to determine the respective rights, duties and obligations of the members of the Company.


         NOW THEREFORE, the parties hereto hereby agree that the Limited Liability Company Agreement of the Company shall be as follows:

                                    ARTICLE I


                       FORMATION; NAME; REGISTERED OFFICE;
                                  PURPOSE; TERM


Section 1.1   Formation.

        The Members have caused Creditrust SPV98-2, LLC to be formed as a limited liability company under the Delaware Limited Liability Company Act, 6 DEL. C. (S)18-101, et seq. (the "LLC Act").

Section 1.2 Registered Office and Registered Agent; Principal Office and Principal Executive Office.

        A. The initial address of the registered office of the Company in the State of Delaware and the name and address of the initial resident agent of the Company in the State of Delaware are as set forth in the Certificate of Formation (as defined below).

        B. The principal office and principal executive office of the Company shall, at all times during the term of the Indenture (as such term is defined in Section 4.2) be maintained in


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the State of Maryland. The present address of the principal office and principal executive office of the Company in the State of Maryland is 7000 Security Boulevard, Baltimore, Maryland 21244.

Section 1.3   Purpose.

         The purposes for which the Company is formed and the business and objects to be carried on and promoted by it are limited solely to the following:

              (1) To acquire, own, hold, sell, transfer, pledge or otherwise dispose of, interests in consumer loan receivables generated on credit card accounts and installment accounts ("Receivables") acquired by Creditrust and/or any Affiliate (as hereinafter defined), and any other property related thereto, pursuant to the terms of a Receivables Contribution Agreement by and between the Company and Creditrust substantially in the form attached hereto as Exhibit A (the
                                                      ---------
         "Receivables Contribution Agreement"), and to enter into, comply and perform under such Receivables Contribution Agreement;

              (2) To authorize, issue, hold, retain an interest (including a subordinated or ownership interest) in, sell, deliver or otherwise deal with notes or other obligations secured by the Receivables ("Receivables-Backed Notes") and, in connection therewith, to pledge or otherwise grant security interests in the Receivables, and any other assets as determined by the Company's Board of Managers;

              (3) To maintain, enforce, protect and service (or arrange for an agent to so maintain, enforce, protect and service) the Receivables;

              (4) To finance the acquisition of the Receivables by selling interests in the Receivables to, and/or borrower from, one or more trusts, banks, financial institutions, commercial paper issuers, insurance companies or similar entities, and in connection with any such financing arrangement, to pledge as security all or substantially all of its assets, including, without limitation, all of its right, title and interest in and to the Receivables;

              (5) To loan or otherwise invest, or to distribute to its Members, the proceeds derived from the sale, pledge or ownership of the Receivables as determined by the Company's Board of Managers; and

              (6) To engage in any lawful act or activity and to exercise any powers permitted to limited liability companies organized under the LLC Act that, in either case, are incidental to and necessary or convenient for the accomplishment of the above mentioned purposes.


Section 1.4   Certificate of Formation.

         The Members have caused a certificate of formation of the Company (the "Certificate of Formation") to be executed by an authorized person and filed for record with the Delaware


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Secretary of State as of the date of this Agreement, a copy of which is attached hereto as Exhibit B. The Officers and Managers shall take all necessary action to maintain the Company in good standing as a limited liability company under the LLC Act, including (without limitation) the filing of any certificates of correction, articles of amendment and such other applications and certificates as may be necessary to protect the limited liability of the Members and to cause the Company to comply with the applicable laws of any jurisdiction in which the Company owns property or does business.


Section 1.5   Term.

         The term of the Company commenced on the date that the Certificate of Formation was filed and received by the Secretary of State of the State of Delaware. The Company shall have perpetual existence; provided, however, that the Company may be dissolved in accordance with Section 6.1 of this Agreement.

Section 1.6   Tax Characterization.

         At all times during which all of the outstanding Units (as defined below) or other equity interests in the Company are held by a single person, the Company shall, for federal and state income tax purposes, be disregarded as a separate entity such that all the assets and liabilities of the Company shall be treated as the assets and liabilities of the holder of all its Units. At all times during which two or more persons hold Units in the Company, the Company shall, for federal and state income tax purposes, be classified as a partnership rather than an association taxable as a corporation. Each Member, by its execution or acceptance of this Agreement, covenants and agrees that it will file its own federal and state income and other tax returns in a manner that its consistent with the Company being classified as a partnership and will not take any action which is inconsistent with the classification of the Company as a partnership.


                                   ARTICLE II


            MEMBERS; INTERESTS IN THE COMPANY; CAPITAL CONTRIBUTIONS


Section 2.1   Members and Initial Capital Contributions

         A. The Members shall be divided into Class A Members and Class B Members. Unless otherwise expressly provided in this Agreement to the contrary,
(i) Creditrust and each subsequent holder of one or more Units who has been admitted to the Company as a Member shall be referred to herein as a "Class A Member" and Global, and any successor thereto, shall be referred to as the "Class B Member" and (ii) any reference to "Members" or a "Member" shall include the Class A Members and the Class B Member. The Members, their respective Class designations, capital contributions, addresses and number of Units (if any) are set forth on Schedule A hereto. Schedule A shall be amended from time to time to
             ----------         ----------
reflect any changes to the information set forth thereon.


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

         B. Pursuant to the terms of the Receivables Contribution Agreement, Creditrust shall make an initial capital contribution to the Company by assigning and transferring to the Company those certain Receivables which are identified on the Schedule of Receivables. In exchange for such transfer and contribution, the Company shall issue to Creditrust 100 Units of ownership interest in the Company, which, as of the date such Units are issued, shall represent all the issued and outstanding Units in the Company.

         C. The Company shall have at all times one Class B Member. The Class B Member shall be a special class of Member the sole rights of which are limited to voting on certain actions and decisions by the Company as provided herein. The Class B Member (i) shall have no obligation to make any capital contributions to the Company, (ii) will not be issued any Units in the Company,
(iii) will not be entitled to receive any distributions from the Company and
(iv) will not be entitled to participate in the business and affairs of the Company or vote on any matters requiring the consent or approval of the Members, except as expressly provided herein. The Class B Member shall at all times be a corporation which shall have at least one Independent Director and shall at all times be an Independent Member.

For purposes of this Agreement, the term "Affiliate" shall mean, (i) Creditrust,
(ii) any stockholder, partner, director, manager, officer, agent or employee of Creditrust or (iii) other Person that directly or indirectly controls, is controlled by, or is under common control with Creditrust or the Company, and the term "Independent Director" shall mean an individual

              (a) who is not (i) a stockholder (whether direct, indirect or beneficial, other than indirect stock ownership in Creditrust or any Affiliate by any person through a mutual fund or similar diversified investment pool), customer, advisor or supplier of Creditrust or any Affiliate; (ii) a director, officer or employee of Creditrust or any Affiliate (other than as an Independent Director of any Affiliates) (Creditrust and Affiliates, other than the Company, being hereinafter referred to as the "Parent Group"); (iii) a person related to any person referred to in clauses (i) and (ii); and (iv) a trustee, conservator or receiver for any member of the Parent Group; and

              (b) who has (i) prior experience as an independent director for a corporation or similar entity whose organic documents require the unanimous written consent of all independent directors or managers thereof before such entity could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy, and (ii) at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities.

Notwithstanding anything in this Agreement to the contrary, in addition to any requirements under the charter and by-laws of the Class B Member, the affirmative vote of the Independent Director shall be required for the Class B Member to authorize (i) any of the matters specified in Section 4.1.E hereof,
(ii) any amendment of this Agreement for which the consent of the Class B Member is required or (iii) any other actions or decisions under this Agreement for which the


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consent of the Class B Member is required. In the event that the Independent
Director resigns as a director of the Class B Member, or such position is otherwise vacated, no action requiring the affirmative vote of the Class B Member shall be taken until a successor Independent Director is elected to the board of directors of the Class B Member and such Independent Director approves such action. No Independent Director shall be a trustee in bankruptcy for the Company or any Affiliate of the Company or any significant customer of or supplier to the Company.


Section 2.2   Additional Capital Contributions.

         A. Other than the initial contribution of Receivables by Creditrust to the Company pursuant to Section 2.1, no Member shall be required to make any capital contributions to the Company or to lend any funds to the Company.

         B.   [Reserved].

         C. Subject to the other provisions of this Agreement, the Board of Managers, on behalf of the Company, may from time to time seek and accept from one or more Class A Members selected by the Board of Managers additional capital contributions of cash or in-kind contributions of property on such terms and subject to such conditions as may be determined by the Board of Managers in its sole discretion.


Section 2.3   Additional Members.

         A. Except as provided in Sections 5.1.B and 5.3.B, no individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof (or any other person) may be admitted to the Company as an additional or substitute Member without the prior approval of the Board of Managers.

         B. In addition to any other requirements set forth in this Agreement, no person shall be admitted to the Company as an additional or substitute Member unless and until such person has accepted and agreed to all the provisions of this Agreement by executing a counterpart signature page hereto or an amendment to this Agreement.


Section 2.4   Issuance and Classification of Units.

         Each Class A Member's ownership interest in the Company shall be represented by units of membership interest ("Units"). An unlimited number of Units are authorized. Units shall not be certificated. The Units shall be of a single class.


Section 2.5   Capital Accounts.

         An individual capital account (the "Capital Account") shall be maintained for each Class A Member. The Capital Account of a Class A Member shall be increased by (a) the amount of cash or the agreed fair market value of any property contributed by such Class A Member (net of


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any liabilities assumed by the Company and any liabilities to which such property is subject) and (b) the amount of all Profits (and any item thereof) allocated to such Class A Member, and decreased by (c) the amount of all distributions to such Class A Member and (d) the amount of all Losses (and any item thereof) allocated to such Class A Member. The Capital Accounts shall be determined, maintained and adjusted in accordance with the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations issued thereunder, including the capital account maintenance rules in Treasury Regulations
(S)1.704-(1)(b)(2)(iv).


Section 2.6   General Rules Relating to Capital of the Company.

         A. No Member shall be personally liable for the return of the capital contributions of the Members, or any portion thereof, it being expressly understood that any such return of contributions shall be made solely from the Company assets.


         B. Except as expressly provided herein, no Member shall have the right to withdraw or receive a return of all or any part of such Member's capital contributions. No Member shall have any right to demand or receive property (other than cash) in return of capital contributions.



                                   ARTICLE III


                          ALLOCATIONS AND DISTRIBUTIONS


Section 3.1   Distributions to Members.

         A. The net cash proceeds from the issuance of the Receivables-Backed Notes or any other sources of cash not required to be retained by the Company under the Indenture or other documents and agreements entered into by the Company in connection with the Receivables-Backed Notes, may be distributed to the Class A Members at such times and in such amounts as may be determined by the Board of Managers in its discretion. Other than such distributions, the Company shall not make any distributions to its Members.

         B.   No distributions shall be made to the Class B Member.


Section 3.2   Allocations of Profits and Losses.

         Profits and Losses for each fiscal year (or other portion thereof) of the Company shall be allocated among the Class A Members in proportion to the number of Units held by each. No Profits or Losses shall be allocated to the Class B Member.


Section 3.3   Allocation of Taxable Income and Taxable Loss.

         A. Except as otherwise provided herein, each item of taxable income, gain, loss, deduction, preference or recapture entering into the computation of Profits or Losses hereunder shall be allocated to each Class A Member in the same proportion as Profits or Losses are


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allocated and in accordance with the provisions of Section 704(b) of the Code and the Treasury Regulations thereto.

         B. In accordance with Code Section 704(c) and the Treasury Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Company or with respect to which the value has been adjusted on the books of the Company shall, for tax purposes (but not for purposes of maintaining the Members' respective Capital Accounts), be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its fair market value using such method as may be selected by the Board of Managers.

         C. Allocations pursuant to this Section 3.3 are for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.


Section 3.4   Distributions Upon Dissolution and Termination

         Upon the dissolution and termination of the Company, the assets remaining after satisfaction (whether by payment or by establishment of reserves therefor) of creditors shall be distributed to the Class A Members in accordance with the number of Units held by each.


                                   ARTICLE IV

                MANAGEMENT OF BUSINESS AND AFFAIRS OF THE COMPANY


Section 4.1   Management of Business and Affairs of the Company.

         A. Except as otherwise provided herein, the exclusive authority to manage, control and operate the Company shall be vested in the Board of Managers of the Company, consisting of individuals, who need not be members, elected by the members as Managers in accordance with the Certificate of Formation and this Agreement. The number of Managers of the Company shall be three (3), which number may be increased or decreased in accordance with the By-Laws of the Company and the terms of this Agreement. The names of the Managers who will serve until the first annual meeting and until successor(s) are elected and qualify are as follows:

                                Joseph K. Rensin
                                  John L. Davis
                                Richard J. Palmer


         B. For purposes of carrying out the business of the Company, the Members hereby adopt as the By-Laws of the Company the By-Laws attached hereto as Exhibit C and incorporated by this reference as if set forth fully herein
   ---------
(the "By-Laws").


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         C.   The Board of Managers shall appoint Officers of the Company for the purpose of managing the day-to-day operations of the Company, who shall be elected and shall have the powers as set forth in the By-Laws. The names of the initial Officers initially serving the Company and the capacities in which they serve are as follows:

                  Name                             Office(s)
                  ----                             ---------

                  Joseph K. Rensin                 President


                  Richard J. Palmer                Vice President and Treasurer


                  John L. Davis                    Secretary


         D. Notwithstanding the general grant of authority to the Board of Managers under the foregoing provisions of this Section 4.1, the Managers shall cause the Company:


              (1) To maintain books and records separate from its Affiliates and from any other person or entity;

              (2) To maintain its bank accounts separate from those of its Affiliates and those of any other person or entity;

              (3) Not to commingle its assets with those of any other person or entity and to hold all of its assets in its own name;

              (4)  To conduct its own business in its own name;


              (5) To maintain separate financial statements, showing its assets and liabilities separate and apart from those of its Affiliates and from those of any other person or entity and to cause such financial statements to be prepared in accordance with generally accepted accounting principles;

              (6) To pay its own liabilities and expenses only out of its own funds;

              (7) To observe all corporate and other organizational formalities;

              (8) To maintain an arm's length relationship with its Affiliates and to enter into transactions with Affiliates only on a commercially reasonable basis;

              (9) Not to assume, guarantee or become obligated for the debts of any other entity or person;

              (10) To allocate fairly and reasonably any overhead expenses that are shared with any Affiliate, including paying for office space and services performed by any employee of an Affiliate;

              (11) To use separate stationery, invoices, and checks bearing its own name;


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               (12)  To hold itself out as a separate entity;

               (13) To correct any known misunderstanding regarding its separate identity;

               (14) Not to guaranty or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of others;

               (15) Except in connection with the Receivables-Backed Notes, not to pledge the Receivables or any of its other assets for its benefit or the benefit of any other entity;

               (16) Not to incur or assume any indebtedness except for such indebtedness that may be incurred by the Company in connection with the issuance of Receivables-Backed Notes;

               (17) To cause any of the Company's financial statements which are consolidated with those of Creditrust to contain footnotes or other disclosures which describe the Company's business and otherwise inform Creditrust's creditors that the Company is a separate entity whose creditors have a claim on its assets prior to those assets becoming available to its equity holders and therefore to any creditors of Creditrust or any of its Affiliates; and

               (18) Take such other actions to ensure that the factual assumptions set forth in, and forming the basis of the legal opinions of Piper & Marbury L.L.P., counsel to Creditrust, which have or are expected to be issued in connection transactions contemplated by the Indenture and relating to the issues of substantive consolidation and true sale of the Receivables are true and correct at all times.

         E. Notwithstanding anything to the contrary set forth in the Certificate of Formation or this Agreement, the unanimous consent of all of the Members (including the Class B Member) shall be required for the Company to:

               (1) (a) File or consent to a voluntary petition or otherwise initiate proceedings for the Company to be adjudicated bankrupt or insolvent or seeking an order for relief as a debtor under the Bankruptcy Code; (b) file or consent to the filing of, or cause the filing of, any petition seeking any composition, bankruptcy, reorganization, readjustment, liquidation, dissolution or similar relief for the Company under any applicable state or federal bankruptcy laws or any other present or future applicable federal, state or other statue or law relative to bankruptcy, insolvency or other relief for debtors; (c) seek or consent to the appointment of a trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Company or of all or any substantial part of the properties and assets of the Company; (d) make or consent to any general assignment for the benefit of creditors; (e) admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt; or (f) take any action in furtherance of any of the actions set forth in the preceding clauses
         (a) through (e) of this paragraph; or

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              (2)    Dissolve or liquidate, in whole or in part, consolidate
         or merge with or into any other entity or convey, sell or transfer all or substantially all of its properties or assets substantially as an entirety to any entity; or acquire all or substantially all of the properties, assets or capital stock or other ownership interests of any other entity; provided, that the foregoing shall not be construed as limiting the ability of the Company to make distributions to its members in accordance with this Agreement; or

              (3) Incur or assume any indebtedness for borrowed money except for the indebtedness which is represented by the Receivables-Backed Notes and is incurred pursuant to the terms of the Indenture for the purchase or other acquisition of the Receivables; or

              (4) Acquire any Receivables, other than the Receivables acquired in connection with the issuance of the Receivables-Backed Notes and the transactions contemplated by the Indenture.

By its signature below, the Class B Member acknowledges that, when voting on whether the Company will take any action described in this Section 4.1.E, the Class B Member shall owe its primary obligation to the Company (including, without limitation, the Company's creditors) and not to the Members (except to the extent as may specifically be required by applicable law). Every Member of the Company shall be deemed to have consented to the foregoing provisions of this Section 4.1.E, specifically and without limitation, the waiver of his, her or its right to cause a dissolution of the Company under applicable law by virtue of such Member's acquisition of Units of the Company and admission to the Company as a Member.

Notwithstanding the foregoing and so long as any Receivables-Backed Notes remain outstanding and/or any Note Insurer Obligations (as such term is defined in the Indenture) remain outstanding, the Managers shall have no authority to take any action enumerated in this Section 4.1.E without the written consent of the Controlling Party (as such term is defined in the Indenture).


Section 4.2    Approval of Certain Agreements and Transactions

         A. Each Member, by its execution or acceptance of this Agreement, hereby ratifies and approves the execution and delivery by the Company of, and the performance of the obligations of the Company under, the following documents and agreements that are to be executed and delivered concurrently with the closing of the transactions contemplated by the Receivables Contribution
Agreement:

               (i)   the Receivables Contribution Agreement;

               (ii) the Indenture and Servicing Agreement by and among the Company, as Issuer, Creditrust, as Servicer, Norwest Bank Minnesota, National Association, as Trustee and as Backup Servicer, and Asset Guaranty Insurance Company, as Note Insurer, substantially in the form attached hereto as Exhibit D (the "Indenture"), relating to, among other things, the grant of a security interest in the Receivables to the trustee

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         named therein as security for the obligations of the Company under the
         Receivables-Backed Notes and the Note Insurer Obligations and the servicing of the Receivables by Creditrust;

               (iii) separate purchase agreements with the purchasers of the Receivables-Backed Notes on such terms as may be determined by the Board of Managers and Officers of the Company;


               (iv) an agreement with Asset Guaranty Insurance Company relating to insurance for the Receivables-Backed Notes; and

               (v) all other Transaction Documents (as defined in the Indenture).

         B. Each Member, by its execution or acceptance of this Agreement, hereby authorizes and directs the Company to borrow money on the terms set forth in the Indenture, to issue the Receivables-Backed Notes to evidence such indebtedness and, in connection therewith, grant a security interest in the Receivables to the trustee in accordance with the terms of the Indenture.


Section 4.3    No Participation of Members in Business and Affairs of the
Company.

         A. No Member, in its capacity as such, shall have any authority or right to act for or bind the Company or to participate in or have any control over Company business, except for such rights to consent to or approve of the actions and decisions of the Board of Managers as are expressly provided for in this Agreement or the Certificate of Formation.

         B. Except for such right and any other rights to consent to or approve of actions and decisions of the Company expressly provided for in this Agreement, the Class B Member shall not be entitled to vote on the election of Managers of the Company or on any other matter submitted to a vote by the Members.

Section 4.4    Other Businesses of Members; Covenants Regarding
Noncompetition and Nondisclosure.

         A. Any Member and any Affiliate of any Member may engage in or possess an interest in other business ventures of any nature or description independently or with others, and neither the Company nor any Member shall have any rights in or to such independent ventures or the income or profits derived therefrom, and such activities shall not be construed as a breach of any duty of loyalty or other duty to the other Members or the Company.

         B. The Class B Member, by its execution or acceptance of this Agreement, (i) acknowledges that it may obtain information relating to the Company and Creditrust that is of a confidential and proprietary nature ("Proprietary Information"), including, but is not limited to, non-public trade secrets, invention techniques, processes, programs, schematics, software source documents, data, and financial information and (ii) agrees at all times, both during the period in which it is a Member and for a period of three (3) years after the complete termination of its

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interest in the Company as a Class B Member for any reason (including the dissolution and termination of the Company), keep in trust and confidence all such Proprietary Information, and shall not use such Proprietary Information other than in connection with the exercise of its rights under this Agreement, nor shall any Class B Member disclose any such Proprietary Information of the Company or Creditrust without the written consent of Creditrust unless legally required to disclose such information. Each Class B Member further agrees to immediately return all Proprietary Information of the Company and Creditrust (including copies thereof) in its possession, custody, or control upon the complete termination of its interest in the Company as a Class B Member for any reason.

         C. The Class B Member acknowledges and agrees that since a remedy at law for any breach or attempted breach of the restrictive covenants of this
Section 4.4 shall be inadequate, the non-breaching party shall have the right to enforce the provisions of this Section 4.4 by an action for specific performance and injunctive or other equitable relief, filed in any court of competent jurisdiction in the State of Delaware, without the necessity of proving actual damages, in case of any such breach or attempted breach, in addition to whatever other remedies may exist at law. The parties also waive any requirement for securing or posting any bond in connection with obtaining any such injunctive or other equitable relief. The parties hereto recognize that the laws and public policies of the various states of the United States may differ as to the validity and enforceability of agreements similar to those contained in Section
4.4. It is the intention of the parties that the provisions of this Section 4.4 shall be enforced to the fullest extent permissible under the laws and public policies of the State of Delaware or any other jurisdiction in which enforcement may be sought. In the event that this Section 4.4 shall be determined to be invalid or unenforceable, either in whole or in part, Section 4.4 shall be deemed amended to delete or modify, as necessary, the offending provisions and to alter the balance of this Section 4.4 in order to render the same valid and enforceable to the fullest extent permissible as aforesaid.

Section  4.5   Indemnification.

         A. The Company shall indemnify (i) its Managers and Officers to the fullest extent permitted or authorized by the laws of the State of Delaware now or hereafter in force applied as if the Company were a Delaware corporation, including (without limitation) the advance of expenses under the procedures,
(ii) the Class B Member and its directors, officers, employees, representatives and agents to the fullest extent permitted or authorized by the laws of the State of Delaware now or hereafter in force, including (without limitation) the advance of expenses, and (iii) other employees and agents of the Company to such extent as shall be authorized by the Board of Managers and is permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Managers may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the Certificate of Formation or this Agreement or repeal of any of the provisions thereof shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. The

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

indemnification shall (x) be solely from the assets of the Company and no Member shall have any personal or corporate liability therefor and (y) be expressly subordinate to any obligations of the Company on or with respect to the Receivables-Backed Notes and/or the Note Insurer Obligations (as such term is defined in the Indenture) and the distributions to the Class B Member set forth in Section 3.2 hereof.

        B. To the fullest extent permitted by Delaware statutory or decisional law, as amended or interpreted, no Manager, Officer or Class B Member of the Company shall be personally liable to the Company or any Members for money damages. No amendment of the Certificate of Formation or this Agreement, or repeal of any of their respective provisions shall limit or eliminate the limitation on liability provided to Managers, Officers and Class B Members hereunder with respect to any act or omission occurring prior to such amendment or repeal.


                                   ARTICLE V


                    RESTRICTIONS ON TRANSFERS OF UNITS AND
                            WITHDRAWALS BY MEMBERS


Section 5.1   Transfer of Units.

        A. Except as provided in this Section 5.1, (i) no Class A Member shall endorse, sell, give, assign, transfer or otherwise dispose of, voluntarily or involuntarily or by operation of law (hereinafter referred to as "Transfer") all or any part of such Class A Member's Units without the prior written consent of the Board of Managers and (ii) prior to the date on which all Receivables-Backed Notes and all Note Insurer Obligations (as such term is defined in the Indenture) have been satisfied in full, without the prior written consent of the Controlling Party (as such term is defined in the Indenture).

        B. Any Class A Member may sell or assign (for any consideration or no consideration) all of its Units to an Affiliate of the Class A Member that (i) holds 100% of the ownership and effective control over the Class A Member, (ii) 100% of the ownership and effective control over which is held by the transferring Class A Member or (iii) is under common 100% control with the transferring Class A Member. A permitted transferee of a Class A Member under this Section 5.1.B shall be admitted to the Company as a substitute Class A Member with respect to the Units transferred to it upon the satisfaction of all of the following conditions:

              (i) an executed or authenticated copy of the written instrument of assignment or Transfer is delivered to the Company;

              (ii) the transferor Class A Member grants to the transferee the right to be admitted to the Company as a substitute Class A Member;

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

              (iii) the transferee agrees to be bound by all of the terms of this Agreement by executing a counterpart signature page to this Agreement; and

              (iv) the Units acquired by the transferee consist of all the Units of the transferor Class A Member in the Company.

         C. No Class B Member shall have any right to assign or Transfer any of its rights under this Agreement and any purported assignment or Transfer shall be void ab initio.

Section  5.2  Additional Restrictions on Transfers

         A. The Units described in this Agreement have not been registered under the Securities Act of 1933, as amended (the "1933 Act") or under the securities laws of the State of Delaware or any other jurisdiction (the "State Acts"). Consequently, in addition to any and all other restrictions on transferability set forth herein, the Units may not be sold, assigned, pledged, hypothecated or otherwise disposed of or Transferred, except in accordance with the provisions of the 1933 Act and the State Acts.

         B. In addition to any and all other restrictions on Transfers set forth herein, no Units may be sold, assigned, pledged, hypothecated or otherwise disposed of if such Transfer would cause or result in an Event of Default under the Indenture.

Section  5.3  Withdrawal or Removal of Members.

         A. No Class A Member shall have any right to withdraw from the Company as a Member without the prior consent of the Board of Managers.

         B. At any time after the date that is 90 days following the date on which all Receivables-Backed Notes have been redeemed in full and all Note Insurer Obligations (as such term is defined in the Indenture) have been satisfied in full, the Class B Member may withdraw as a Member by delivery of written notice to the Company, effective immediately upon delivery of such written notice. At any time prior to such date, the Class B Member may only withdraw upon the first to occur of (i) 90 days after the date on which written notice of its withdrawal is delivered to the Company and the Note Insurer and all Noteholders or (ii) the admission of a substitute Class B Member selected by the Board of Managers with the consent of the Note Insurer and all Noteholders (such consent not to be unreasonably withheld, conditioned or delayed). Upon the withdrawal of the Class B Member hereunder, the Class B Member shall, except for the indemnification provisions of Section 4.5 hereof, have no further rights under this Agreement.

         C. At any time after the date that is 60 days following the date on which all Receivables-Backed Notes have been redeemed in full and all Note Insurer Obligations (as such term is defined in the Indenture) have been satisfied in full, the Board of Managers may remove the Class B Member as a member of the Company by delivery of written notice thereof to the Class B Member. Upon the sending of such notice, the Class B Member shall automatically and

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

without the requirement of any further action by the Company or any other Member, be deemed to have withdrawn from the Company as a Member and, except for the indemnification provisions of Section 4.5 hereof, shall have no further rights under this Agreement.

Section 5.4 Effect of Bankruptcy, Dissolution, Liquidation or Termination of a Member.

        The bankruptcy, dissolution, liquidation or termination of a Member shall not cause a termination or dissolution of the Company, and the business of the Company shall continue. Upon any such occurrence with respect to a Class A Member, the trustee, receiver, executor, administrator, committee or conservator of such Class A Member shall have only the rights of an assignee of the Units of the former Class A Member for the purpose of settling or managing the former Class A Member's estate or property. The Transfer by such trustee, receiver, executor, administrator, committee or conservator of any Unit shall be subject to all of the restrictions hereunder to which such Transfer would have been subject if such Transfer had been made by the bankrupt, dissolved, liquidated or terminated Class A Member.

                                  ARTICLE VI


                          DISSOLUTION OF THE COMPANY


Section 6.1   Dissolution

        A. The Company shall not dissolve and terminate prior to the date that is one year and one day after the date on which all Receivables-Backed Notes have been redeemed in full and all Note Insurer Obligations (as such term is defined in the Indenture) have been satisfied in full. At any time thereafter, the Company may be dissolved by action of the Board of Managers.

        B. The Company shall not be dissolved upon a person ceasing to be a Member, including the occurrence, with respect to any Member, of any of the events specified under Section 18-801(b) of the LLC Act.


Section 6.2   Liquidation and Termination.

        A. Upon the dissolution of the Company, the Officers and Managers of the Company shall cause the Company to liquidate by converting the assets of the Company to cash or its equivalent and arranging for the affairs of the Company to be wound up with reasonable speed but with a view towards obtaining fair value for Company assets, and, after satisfaction (whether by payment or by establishment of reserves therefor) of creditors shall distribute the remaining assets to and among the Class A Members in accordance with the provisions of
Section 3.5 hereof.

        B. Each Member shall look solely to the assets of the Company for all distributions with respect to the Company and such Member's capital contribution thereto and share of profits,

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

gains and Losses thereof and shall have no recourse therefor (upon dissolution or otherwise) against any other Member.



                                  ARTICLE VII


                        BOOKS AND RECORDS; ACCOUNTING,
                              TAX ELECTIONS, ETC.


Section 7.1   Books, Records and Reports.

        A. The Company shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its Members and Board of Managers and of any executive or other committee when exercising any of the powers of the Board of Managers. The books and records of the Company may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form, but may be maintained in the form of a reproduction. The original or a certified copy of this Agreement shall be kept at the principal office of the Company. The books and records of the Company shall be maintained by the Secretary of the Company and shall be available for examination by any Member, or its duly authorized representatives, during regular business hours.

         B. The President or chief financial officer shall prepare or cause to be prepared and shall furnish to the Members within ninety (90) days of the end of each fiscal year (i) a balance sheet and report of the receipts, disbursements, Profits or Loss of the Company, and each Member's share of such items for the fiscal year, and (ii) information sufficient for the Members to report their respective shares of the profits and losses of the Company for income tax purposes. The cost of such financial and tax reports shall be an expense of the Company.



Section 7.2   Bank Accounts Checks, Drafts, Etc.

        The bank accounts of the Company shall be maintained in accounts in the name of and under the tax identification number for the Company in such banking institutions as the Managers shall determine. All checks, drafts and orders for the payment of money, notes and other evidences of indebtedness, issued in the name of the Company, shall be signed by such Officers as may be authorized by the Board of Managers from time to time.

Section 7.3   Fiscal Year; Methods of Accounting.

        The fiscal year of the Company shall be the year ending December 31, unless otherwise determined by the Board of Managers. The method of accounting to be used in keeping the books of the Company shall be determined by the Board of Managers in accordance with applicable law.

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

Section 7.4.  Tax Matters Partner.

        If, at any time, the Company has more than one Member and is required to identify one of the Members as the "Tax Matters Partner" of the Company for federal income tax purposes, Creditrust shall be designated as the Tax Matters Partner. If the Company receives from the Internal Revenue Service a Final Company Administration Adjustment pursuant to Section 6223 of Code, the Tax Matters Partner agrees to notify the Members of such receipt within ten (10) days thereof. If it is determined to seek judicial review of such IRS action pursuant to Section 6226 of Code, then the Tax Matters Partner shall select the judicial forum for such review in accordance with the recommendation of counsel.


                                 ARTICLE VIII


                              GENERAL PROVISIONS


Section 8.1   Binding Provisions.

        The covenants and agreements contained herein shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto.

Section 8.2   Separability of Provisions.

        Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions herein are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect any other provisions of this Agreement.

Section 8.3   Rules of Construction.

        Unless the context clearly indicates to the contrary, the following rules apply to the construction of this Agreement:

              (i) References to the singular include the plural, and references to the plural include the singular.

              (ii) Words of the masculine gender include correlative words of the feminine and neuter genders.

              (iii) The headings or captions used in this Agreement are for convenience of reference and do not constitute a part of this Agreement, nor affect its meaning, construction, or effect.

              (iv) References to a person include any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or agency or political subdivision thereof.

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

              (v) Any reference in this Agreement to a particular "Article," "Section" or other subdivision shall be to such Article, Section or subdivision of this Agreement unless the context shall otherwise require.

              (vi) Any use of the word "including" in this Agreement shall not be construed as limiting the phrase so modified to the particular items or actions enumerated.

              (vii) When any reference is made in this document or any of the schedules or exhibits attached to the Agreement, it shall mean this Agreement, together with all other schedules and exhibits attached hereto, as though one document.


Section 8.4   Applicable Law.

        This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to conflict of law principles.

Section 8.5   Entire Agreement; Amendments.

        A. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof.

        B. This Agreement and the Certificate of Formation may be modified, altered, changed, repealed or amended only pursuant to a written amendment adopted by the Board of Managers and approved by Class A Members holding a majority of the Units. Once an amendment to this Agreement and/or the Certificate of Formation has been adopted as provided in this Section 8.5, the proper Officers of the Company shall authorize the preparation and filing, if necessary, of a written amendment to this Agreement and/or the Certificate of Formation, as applicable.

        C. Notwithstanding the foregoing, so long as any Receivables-Backed Notes are outstanding and/or any Note Insurer Obligations (as such term is defined in the Indenture) remain outstanding, neither this Agreement nor the Certificate of Formation may be modified, altered, changed, repealed or amended without the prior consent of (i) the Class B Member and (ii) the Controlling Party (as such term is defined in the Indenture). Each Member and Manager agrees that it shall not cause or permit any action to be taken to amend this Agreement or the Certificate of Formation in contravention of this Section 8.5.C.

Section 8.6   Covenant of Members Regarding Bankruptcy Petition.

        Each Member hereby covenants and agrees, for itself and its Affiliates, that prior to the date that is one year and one day after the date on which all Receivables-Backed Notes and all Note Insurer Obligations (as such term is defined in the Indenture) have been satisfied in full, the Member shall not, directly or indirectly, file or consent to a voluntary petition or otherwise initiate proceedings for the Company to be adjudicated bankrupt or insolvent or seeking an order for relief as a debtor under the Bankruptcy Code or file or consent to the filing of, or cause the

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

filing of, any petition seeking any composition, bankruptcy, reorganization, readjustment, liquidation, dissolution or similar relief for the Company under any applicable state or federal bankruptcy laws or any other present or future applicable federal, state or other statue or law relative to bankruptcy, insolvency or other relief for debtors.

Section 8.7   Counterparts.

        This Agreement may be executed in several counterparts and all so executed shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the original or the same counterpart. Any counterpart hereof signed by a party against whom enforcement of this Agreement is sought shall be admissible into evidence as an original hereof to prove the contents hereof.


                      [ signatures appear on next page ]

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

         IN WITNESS WHEREOF, the undersigned have executed or caused this Limited Liability Company Agreement of Creditrust SPV98-2, LLC to be executed on this 29th day of December, 1998, but effective as of the year and date first above written.


WITNESS:                     MEMBER:
--------                     -------

                             CLASS A MEMBER:
                             --------------

                             CREDITRUST CORPORATION



/s/                          By:   /s/ Joseph K. Rensin
-------------------------          ------------------------------------
                                   Joseph K. Rensin
                                   Chairman and Chief Executive Officer

                             CLASS B MEMBER:
                             --------------

                             GSS HOLDINGS II, INC.



/s/                          By:   /s/ Andrew L. Stidd
-------------------------          ------------------------------------
                                   Andrew L. Stidd
                                   President

--------------------------------------------------------------------------------


IDENTIFICATION OF SCHEDULES AND EXHIBITS
----------------------------------------

Schedules
---------
         A          Names, Addresses, Units and Capital Contributions of Members
Exhibits
--------
         A          Receivables Contribution Agreement
         B          Certificate of Formation
         C          By-Laws
         D          Form of Indenture

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

================================================================================

                      LIMITED LIABILITY COMPANY AGREEMENT
                                      OF
                            CREDITRUST SPV98-2, LLC

         Names, Addresses, Units and Capital Contributions of Members
                                  Schedule A
                                  ----------
================================================================================

Name and Address of Member        Capital Contributions          Units
--------------------------------------------------------------------------------

CLASS A MEMBER
--------------

Creditrust Corporation            Receivables pursuant to      100 Units
7000 Security Boulevard           Receivables Contribution
Baltimore, Maryland  21244        Agreement
--------------------------------------------------------------------------------

CLASS B MEMBER                    NA                             None
--------------

GSS Holdings II, Inc.
25 West 43rd Street, Suite 704
New York, New York  10036

================================================================================

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